EXECUTION VERSION
SUPPORT AGREEMENT
THIS SUPPORT AGREEMENT, dated as of March 5, 2021, is made by and among Finxera Holdings, Inc., a Delaware corporation (the “Company”), and each of the undersigned (each, a “Stockholder” and collectively, the “Stockholders”).
Reference is hereby made to the Agreement and Plan of Merger, dated as of March 5, 2021 (the “Merger Agreement”) by and among the Company, Priority Technology Holdings, Inc., a Delaware corporation (“Parent”), Prime Warrior Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent, and, solely in its capacity as the representative of the Equityholders (as defined therein), Stone Point Capital LLC, a Delaware limited liability company. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Merger Agreement.
In connection with the transactions contemplated by the Merger Agreement, each of the Stockholders hereby agrees (a) to execute and deliver the Stockholders’ Agreement and the Registration Rights Agreement on the Closing Date, and (b) after the date hereof and prior to the Closing Date, shall not sell, assign, transfer or otherwise dispose of any of such Stockholder’s Parent Common Shares, unless as a condition to such sale, assignment, transfer or other disposition, each such transferee executes and delivers a joinder agreement to this Support Agreement in a form reasonably acceptable to the Company; provided, however, that such Stockholder shall be permitted to sell up to an aggregate of 5% of such Stockholder's Parent Common Shares to transferees that are not Affiliates of any Stockholder upon written notice to the Company.
Sections 9.3, 9.10 9.12, 9.13 and 9.14(a) of the Merger Agreement are hereby incorporated into this Support Agreement, mutatis mutandis, as if set forth in full herein.

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DOC ID - 35691175.5

    IN WITNESS WHEREOF, the parties hereto have executed this Support Agreement as of the date and year first written above.

                        FINXERA HOLDINGS, INC.

By: ____________________________
    Name:
    Title:

                        ____________________________
                            Thomas C. Priore

                        ____________________________
Lori Priore, as Trustee for the Thomas Priore 2019 GRAT

Thomas C. Priore Irrevocable Insurance Trust u/a/d 1/8/2010

By: ____________________________
Lori A. Priore, as Trustee

By: ____________________________
Bertrand H. Smyers, as Trustee

DOC ID - 35691175.5